				GINTEL

				GINTEL

GINTEL FUND

ANNUAL REPORT TO
SHAREHOLDERS

DECEMBER 31, 1998

				GINTEL FUND


The investment objective is to achieve capital appreciation through investing in equities. The minimum initial investment in the Gintel Fund is $5,000, except for IRA's and Keogh accounts where the minimum initial purchase is $2,000. There is no minimum on additional investments.

         		SUMMARY OF INVESTMENT RESULTS

			1998   			-11.0%
			1997			29.2%
			1996			31.0%
			1995			31.0%
			1994			-16.5%
			1993			2.0%
			1992			24.7%
			1991			15.6%
			1990	 		-6.7%
			1989			23.8%
			1988			29.4%
			1987			-14.3%
			1986			20.8%
			1985			20.0%
			1984	       		-2.6%
			1983			34.3%
			1982			34.1%
			1981 (6/10/81-12/31/81)	7.6%

		Average Annual Total
		Return Since Inception		14.4%

*Investment results are net of expenses, with dividends and capital gains reinvested.

Past results offer no assurance as to future performance. The investment return and principal value of an investment will fluctuate, so that an investor's shares when redeemed may be worth more or less than their original cost. The Fund's prospectus contains more complete information and should be read carefully.

Fellow Shareholders:		January 8, 1999


	Gintel Fund had a disappointing year, with net asset value per share declining by 11.0%. Although we experienced a material rebound from the lows in early October, our key holdings did not recover in price as much as we had hoped. We ended the year with $40 million, or 27.6% of the Fund's assets in cash equivalents.

	The decline in the value of Gintel Fund in 1998 compares with increases of 28.2% for the S&P 500 and a decline of 2.2% for the Russell 2000. The significant difference in returns between the major index and the broader index can be explained by the performance of the largest capitalization stocks in the S&P 500. The top 50 stocks had a total return of around 37%, while the other 450 stocks in the index had a total return of around 2%. One of the reasons Gintel Fund's performance diverged so greatly from that of the S&P 500 was that it historically has not invested in these large companies which this year so dominated the market. Moreover, year-end measurements are arbitrary and can often be misleading. For example, if the year had ended one month later, the fund would have reported a 5.1% increase in net asset value; if the year had ended one month earlier, an 18% decline would have been reported. In other words, non-diversified funds, like ours, are especially vulnerable to the timing of performance reporting.

	Three key holdings-CheckFree (-13%), Mercury General (-21%), and Checkpoint Systems (-29%) - recorded sharp declines last year.
The performance of Capstead Mortgage and Milestone Scientific also contributed to last year's poor results. Although we have made a certain number of important portfolio changes, we continue to hold on to several core positions that we hope will do materially better in the future.
	We had achieved excellent results early in the year only to see them evaporate during the late summer and early fall. We had been saying for some time that we believed the market was overpriced, so the decline that took place in early fall came as no surprise. What did shock us, however, was that our core holdings became loss leaders during the market's drop and that our large cash reserve could not sufficiently cushion the fall.

	Since the October bottom the market's recovery has been phenomenal. Speculative frenzy in companies related to the Internet, as well as substantial amounts of capital flowing into the largest capitalized companies, have sustained the upturn. We seldom invest in the former group because the valuations are astronomically high, and the latter group appeared to offer little relative value. In fact, we think the recent market activity in speculative stocks makes a mockery of traditional investment concepts; it has become a dangerous game that we cannot bring ourselves to play.
	We believe that the economy will hold together during 1999, but that the growth rate will be lower than in 1998, and we are still concerned about the level of overall corporate profits. We are seeking out depressed stocks to buy which offer an above-average risk/reward opportunity.

	On December 17, 1998, Gintel Fund shareholders of record as of December 16, 1998, received a dividend of $3.01 per share, representing ordinary income of $0.11 per share and long-term capital gains of $2.90 per share. We regret creating substantial capital gains for our taxable shareholders in a year when net asset value declined, but all the distributed capital gains are subject to a maximum 20% tax rate.

	We hope to report better investments in 1999 and so far we're off to an excellent start. In the meantime, we thank our shareholders for their continuing loyalty and support.

Sincerely,

/s/  ROBERT GINTEL	/s/  CECIL A. GODMAN, III	/s/  EDWARD F. CARROLL

Robert M. Gintel	Cecil A. Godman, III		Edward F.Carroll
Chairman		Investment Manager		Investment
Manager

GINTEL FUND Statement of Net Assets	As of December 31, 1998

NUMBER
OF										MARKET
SHARES								COST**		VALUE
----------------------------------------------------------------------------------------------
		COMMON STOCKS

		TECHNOLOGY RELATED (30.5%)
		--------------------------
1,650,000	CheckFree Holdings Corporation*			$27,926,136	$38,568,750
200,000		C-Cube Microsystems Inc*			5,101,583	5,425,000

		INSURANCE (19.1%)
		-----------------
489,000		Mercury General Corporation			13,915,255	21,424,312
200,000		Conseco Inc.					5,918,750	6,112,500

		SECURITY PROTECTION SYSTEM (8.1%)
		---------------------------------
950,000		Checkpoint Systems, Inc.			10,987,848	11,756,250

		MANUFACTURING & SERVICE (6.5%)
		------------------------------
660,000		Chart Industries, Inc.				2,082,305	5,032,500
175,000		Ogden Corporation				3,327,434	4,385,937

		EDUCATION (1.8%)
		----------------
475,000		Nobel Learning Communities, Inc.		3,474,094	2,612,500

		SAVINGS & LOAN (1.5%)
		---------------------
78,750		Charter One Financial Corporation		225,820		2,185,313

		BROADCAST EQUIPMENT (1.1%)
		--------------------------
100,000		Vertex Communications Corporation*		1,550,000	1,587,500

		ENTERTAINMENT (1.1%)
		--------------------
50,000		Imax Corporation*				1,202,950	1,581,250

		MEDICAL EQUIPMENT (0.5%)
		------------------------
700,000		Milestone Scientific Inc.*			769,478		787,500

		Miscellaneous Securities***(3.3%)		3,880,127	4,761,875

		Imputed Brokerage Commissions on
		Securities Owned				391,000
-------------------------------------------------------------------------------------
		Total Common Stocks (73.5%)			80,752,780	106,221,187
-------------------------------------------------------------------------------------




GINTEL FUND STATEMENT OF NET ASSETS (CONTINUED)	AS OF DECEMBER 31, 1998



PRINCIPAL
AMOUNT
--------------------------------------------------------------------------------------
		CASH EQUIVALENTS

6,000,000	AMERICAN EXPRESS CREDIT CORPORATION
		5.18% DUE 1/20/99				6,000,000	6,000,000

6,000,000	GENERAL MOTORS ACCEPTANCE CORPORATION
		5.35% due 1/11/99				6,000,000	6,000,000

6,000,000	CHEVRON USA INC
		5.27% DUE 1/8/99				6,000,000	6,000,000

6,000,000	GENERAL ELECTRIC CAPITAL CORPORATION
		5.36% DUE 1/13/99				6,000,000	6,000,000

6,000,000	GENERAL ELECTRIC CAPITAL SERVICES CORPORATION
		5.36% DUE 1/14/99				6,000,000	6,000,000

9,875,000	CHASE SECURITIES, INC. REPURCHASE AGREEMENT
		4.45% DUE 1/4/99 (COLLATERALIZED BY U.S.
		OBLIGATIONS)					9,875,000	9,875,000

-------------------------------------------------------------------------------------------
		TOTAL CASH EQUIVALENTS (27.6%)			39,875,000	39,875,000
-------------------------------------------------------------------------------------------
	TOTAL INVESTMENTS (101.1%)				$120,627,780	146,096,187
								============
	LIABILITIES NET OF OTHER ASSETS (-1.1%)					(1,676,692)
-------------------------------------------------------------------------------------------
	NET ASSETS APPLICABLE TO OUTSTANDING SHARES(100.0%)			$144,419,495
============================================================================================
Net asset value per share--based on 8,923,667 shares
of beneficial interest (offering and redemption price)				$16.18
============================================================================================

* Non-income producing investments
** Cost basis for Federal income tax purposes
*** Includes 10 investments, some of which are non-income producing investments.

See notes to financial statements.

Gintel Fund Statement of Operations				Year End December 31,1998


INVESTMENT INCOME:
	Dividends								$2,005,745
	Interest								1,683,537
										----------
		Total investment income						3,689,282

EXPENSES:
	Investment advisory fee					1,625,557
	Administrative expense					1,081,057
	Other expenses						58,513
								---------
		Total expenses							2,765,127
										----------


NET INVESTMENT INCOME								924,155
NET REALIZED GAIN ON INVESTMENTS				23,071,911
NET DECREASE IN UNREALIZED APPRECIATION OF INVESTMENTS		(44,250,703)
								------------
NET LOSS ON INVESTMENTS		 						(21,178,792)
										-------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS				($20,254,637)
										=============




See notes to financial statements.

GINTEL FUND Statements of Changes in Net Assets			Year Ended December 31,


         							1998			1997
								----			----
OPERATIONS:
	Net investment income					$924,155		$1,328,273
	Net realized gain on investments			23,071,911		10,157,788
	Net increase (decrease) in unrealized appreciation
	  of investments					(44,250,703)		30,268,425
								------------		----------
		Net increase (decrease) from operations		(20,254,637)		41,754,486

DISTRIBUTIONS TO SHAREHOLDERS:
	Net investment income					(856,082)		(1,538,652)
	Net realized gain on investments			(23,063,460)		(10,812,017)
								------------		------------
		Net decrease from distribution to shareholders	(23,919,542)		(12,350,669)

CAPITAL SHARE TRANSACTIONS:
	Proceeds from shares issued				11,824,016		9,158,835
	Reinvestment of dividends				15,707,752		11,013,433
	Cost of shares repurchased				(19,662,562)		(16,757,312)
								------------		------------
		Net increase from capital share transactions	7,869,206		3,414,956

Total Increase (Decrease)					(36,304,973)		32,818,773
Net Assets - Beginning of Year					180,724,468		147,905,695
								============		===========
Net Assets - End of Year					$144,419,495		$180,724,468

Net Assets consist of:
	Capital Stock						$119,781,559		$111,912,353
	Undistributed net investment losses			(498,310)		(566,383)
	Undistributed net realized losses
		from security transactions			(585,162)		(593,613)
		Unrealized appreciation on investments		25,721,408		69,972,111
								-------------		-------------
								$144,419,495		$180,724,468
								=============		=============

See notes to financial statements.

GINTEL FUND Condensed Financial Information						Year Ended December 31
	(Per Share Income and Capital Changes)

         				1998		1997		1996		1995		1994
----------------------------------------------------------------------------------------------------------------
Net Asset Value,
	Beginning of Year		$21.78		$18.10		$15.37		$12.46		$15.11

Income (loss) from
	Investment Operations
	 Net investment income (loss)	.12		.12		.37		(.01)		.04
	 Net realized and unrealized
	 gain (loss) on securities	(2.71)		 5.13		4.40		3.86		(2.53)
----------------------------------------------------------------------------------------------------------------
Total from Investment Income (Loss) 	(2.59)		5.25		4.77		3.85		(2.49)
----------------------------------------------------------------------------------------------------------------
Less:   Distributions
	Net investment income		.11		.15		.35		.01		.04
	Capital gains			2.90		1.42		1.69		.93		.12
----------------------------------------------------------------------------------------------------------------
Total Distributions			3.01		1.57		2.04		.94		.16
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year		$16.18		$21.78		$18.10		$15.37		$12.46
=================================================================================================================
Total Return				-11.0%		29.2%		31.0%		31.0%		-16.5%
-----------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of year			$144,419,495	$180,724,468	$147,905,695	$96,738,857	$88,277,270
Ratio of operating expenses to
  average net assets*			1.7%		1.8%		1.8%		2.3%		2.4%
Ratio of net investment
  income (loss) to average net assets	.6%		.8%		2.2%		(.1%)		.3%
Portfolio turnover rate			61.4%		52.0%		61.4%		55.4%		69.6%
Average commission rate paid		*		*		*		*		*
Shares outstanding, end of year 	8,923,667 	8,295,837	8,171,707	6,295,777 	7,085,466


*The Fund's expense ratio of 1994 - 1995 includes brokerage commissions on portfolio transactions paid for under the Fund's Administrative Services fee and, therefore, may appear higher than those of other mutual funds. Other mutual funds do not include brokerage commission in their operating expenses, but instead add them to the cost of securities purchased or deduct them from the proceeds of securities sold. Beginning 1996 the Fund changed its accounting presentation to extract imputed brokerage commissions from its expense ratio in order to make it easier to compare our Fund to other funds which do not have a similar fee structure. Based upon the imputed brokerage commission calculation the average commission rate paid for the years ended December 31, 1998, 1997 and 1996 was $.0658, $.0845 and $.0771 per share, respectively.

See notes to financial statements.

GINTEL FUND Notes to Financial Statements	December 31, 1998

(NOTE A) - ORGANIZATION:

The Gintel Fund (the "Fund") is a Massachusetts business trust formed under the laws of the Commonwealth of Massachusetts with authority to issue an unlimited number of shares of beneficial interest.

(NOTE B) - SIGNIFICANT ACCOUNTING POLICIES:

1.	Security Valuation:
Investments in securities are valued at the last reported sales price on the last business day of the period, or in the absence of a recorded sale, at the mean of the closing bid and asked price on that date. Short-term investments are valued at cost which approximates market value.

2.	Federal Income Taxes:
It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income and long-term gains to its shareholders. Therefore, only a nominal Federal income tax provision is required.

3.	Other:
As is common in the industry, security transactions are accounted for on the trade date. Dividend income and distribution to shareholders are recorded on the ex-dividend date.

Realized gain or loss on security transactions is determined on the basis of first-in, first-out or specific identification.

(NOTE C) - INVESTMENT ADVISORY AGREEMENT:
The Fund's Investment Advisory Agreement with Gintel Asset Management, Inc., a related party, provides for the annual fee of 1% based on the daily value of the Fund's net assets.

(NOTE D) - ADMINISTRATIVE SERVICES AGREEMENT:
The Fund's Administrative Services Agreement provides that in consideration for the services provided by Gintel & Co., the Fund's Distributor and a related party, and the payment by the Distributor of substantially all of the Fund's expenses, including but not limited to brokerage commissions and operating expenses (but excluding the Investment Advisor's fees, the fees paid to non-interested Trustees, certain transaction costs, interest, taxes and extraordinary expenses), the Distributor would receive an Administrative Services Fee. The Distributor receives a fee of 1.25% of the first $50 million of the average daily net assets of the Fund, 1.125% of the next $50 million of the average daily net assets and 1.0% of the average daily net assets in excess of $100 million.

(NOTE E) - IMPUTED COMMISSIONS:
The Fund provides for imputed brokerage commissions to be extracted from the Administrative Services Fee and to be applied to the cost of securities sold and held. For the year ended December 31, 1998, the Fund has estimated imputed brokerage commissions to be $732,000 which decreased administrative expense (and thereby increased net investment income) unrealized capital losses, and realized capital gains by $732,000 $59,000, and $791,000, respectively.

GINTEL FUND Notes to Financial Statements (continued)	December 31, 1998

(NOTE F) - LINE OF CREDIT:
The Fund has a bank line of credit of $15,000,000. Interest is payable at the Prime Rate. Loans are collateralized by securities owned by the Fund. At December 31, 1998, the Fund had no outstanding borrowings.



(NOTE G) - OTHER MATTERS:

1.  Investments

Unrealized appreciation at December 31, 1998		$26,764,808
Unrealized depreciation at December 31, 1998		(905,401)
Imputed commissions on securities owned			(391,000)
							-----------
							$25,468,407


									Year Ended
								 December 31, 1998
								-------------------
Purchases of securities other than short-term investments		$82,206,283
Sales of securities other than short-term investments			$136,337,355

2.  Related Party Transactions
During the year ended December 31, 1998, the Fund sold 331,500 shares of Milestone Scientific Inc. at a market value of $331,489 to a related individual. The Fund realized approximately $3 million of capital losses on the sale.


3. Capital Stock (in shares):

         					Year Ended December 31
 						----------------------
						1998		1997
						----		----
Shares issued					670,887		426,934
Shares reinvested				1,038,185	516,578
Shares repurchased				(1,081,242)	(819,382)
						-----------	---------
	Net increase	 			627,830		 124,130
						===========	=========


REPORT OF INDEPENDENT AUDITORS

Board of Trustees and Shareholders
Gintel Fund
Greenwich, Connecticut

We have audited the statement of net assets of the Gintel Fund as of December 31, 1998, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-period then ended. These financial statements and condensed financial information are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and condensed financial information based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and condensed financial information are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and condensed financial information enumerated above present fairly, in all material respects, the financial position of Gintel Fund as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the condensed financial information for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

					Richard A. Eisner & Company, LLP



New York, New York
January 22, 1999

				GINTEL ASSET MANAGEMENT, INC.
					EQUITY STAFF



ROBERT M. GINTEL
	Robert Gintel has spent his entire business career in the investment industry with more than 40 years of experience as a professional investor. Mr. Gintel is Chairman and Chief Executive Officer of Gintel Asset Management, Inc. He is also Senior Partner and founder of Gintel & Co., a member of the New York Stock Exchange and associate member of the American Stock Exchange, and Chairman of the Board of Chief Executive Officer of Gintel Fund. He holds a B.A. degree from Columbia College and an M.B.A. from the Harvard Business School. Mr. Gintel has served on the Board of Directors of several New York Stock Exchange listed corporations and is currently Vice Chairman of the Board of XTRA Corporation. Mr. Gintel has lectured and written articles on investments and has appeared on Wall
Street Week and other television and radio programs.

CECIL A. GODMAN, III
	Mr. Godman joined the Gintel organization in 1985 after spending two years as a securities analyst with First Tennessee Investment Management, Inc., a $1.8 billion asset management subsidiary of First Tennessee National Corporation. He is a General Partner of Gintel & Co. and a director of Gintel Asset Management, Inc. Mr. Godman received his B.A. in Business Administration and Economics from Rhodes College in Memphis in 1982.

EDWARD F. CARROLL
	Mr. Carroll joined Gintel Asset Management, Inc. in 1983 and is a General Partner of Gintel & Co. Previously, Mr. Carroll had his own consulting firm specializing in global energy issues and was on the staff of the Ford Foundation, where he was directly responsible for all energy-related investments. Mr. Carroll's 35-year career includes experience as an analyst with Wall Street firms, Halle & Steiglitz, Henry Hentz & Company, and E.F. Hutton. He hold a B.G.S. degree from the University of Connecticut.

R. BAXTER BROWN
	Mr. Brown was an original partner of Robert Gintel and co-founding partner of Gintel & Co. After an absence of seventeen years during which he was Chief Executive Officer of Baxter Brown & Company and Brown Asset Management, he rejoined the Gintel Group. Mr. Brown is Senior Vice President of Gintel Asset Management, Inc. and a General Partner of
Gintel & Co. He began his career in 1956 with the NYSE firm of J.C. Bradford & Co. and became a general partner of that firm. He holds a B.A. degree in Economics and Business Administration from Vanderbilt University.

E. CHARLES JALENAK
	Mr. Jalenak joined Gintel Asset Management, Inc. in 1996 as Vice President after serving as Chief Investment Officer of a family-owned investment company. He has extensive experience in a wide variety of investment disciplines, including equities, fixed income, real estate and venture capital. Previously, Mr. Jalenak worked in the investment banking departments at Merrill Lynch & Co. (New York) and Morgan Keegan & Co. (Memphis), focusing on mergers, acquisitions, and debt and equity financing. Mr. Jalenak received a B.S. degree from Tulane University and an M.B.A. degree from the Wharton School of the University of Pennsylvania.

(CAPTION>
GINTEL FUND TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------------------
Robert M. Gintel	Chairman of the Board of Trustees and Chief Executive Officer
			Chairman and Chief Executive Officer, Gintel Asset Management, Inc.;
			Senior Partner, Gintel & Co. Limited Partnership
			Vice Chairman and Director, XTRA Corporation.

Thomas H. Lenagh	Trustee
			Financial Consultant; formerly Chairman and Chief Executive Officer of
			Greiner Engineering Co.; Director, Adams Express Co., USLife Corp.,
			ICN Biomedics, Inc., SCI Systems, Inc., Irvine Sensors Corp., CML Inc.,
			Clemente Global, Rexhall Inc.

Francis J. Palamara	Trustee
			Business Consultant; previously Director and Executive Vice President of
			ARA Services, Inc.; formerly Executive Vice President and Chief	Operating
			Officer of the New York Stock Exchange, Inc.; Director,Glenmede Fund,
			 XTRA Corporation.

Russel R. Taylor	Trustee
			Associate Professor of Management and Marketing, Director of H.W. Taylor
			Institute of Entrepreneurial Studies, College of New Rochelle;
			Founder of Russel Taylor, Inc.

Stephen G. Stavrides	Trustee, President and Treasurer
			President, Gintel Asset Management, Inc.;
			General Partner and Chief Operating Officer, Gintel & Co. Limited Partnership.

Donna K. Grippe		Secretary and Assistant Treasurer

				INVESTMENT ADVISOR 	GINTEL GROUP
			Gintel Asset Management, Inc.	Chase Global Funds Services Company
			6 Greenwich Office Park		P.O. Box 2798
			Greenwich, CT 06831-5197	Boston, MA 02208-2798
			203 622-6400			800 344-3092